- --------------------------------------------------------------------------------
- --------------------------------------------------------------------------------

                                  SCHEDULE 14A
                                   (RULE 14A)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                     ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                LNH REIT, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                LNH REIT, INC.
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of filing fee (Check the appropriate box):
/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     (4) Proposed maximum aggregate value of transaction:
     (5) Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     (2) Form, Schedule or Registration Statement No.:
     (3) Filing Party:
     (4) Date Filed:

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- --------------------------------------------------------------------------------

                                 LNH REIT, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                           JACKSON, MISSISSIPPI 39201

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 31, 1995

To the holders of Shares:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of LNH REIT, Inc. (the "Company") will be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on Wednesday, May 31, 1995, at 9:00 a.m., Jackson time, for the following purposes:

     1. To elect four directors.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The directors have fixed the close of business on April 17, 1995 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting.

     The directors sincerely desire your presence at the meeting. However, so that we may be sure your vote will be included, please sign and return the enclosed proxy promptly. A self-addressed, postage-paid return envelope is enclosed for your convenience.

     The prompt return of your proxy will avoid delay and save the expense involved in further communication. The proxy may be revoked by you at any time prior to its exercise, and the giving of your proxy will not affect your right to vote in person if you wish to attend the meeting.

                                          By Order of the Board of Directors

                                          N. KEITH MCKEY
                                          Senior Vice-President, Chief Financial
                                          Officer and Assistant Secretary
DATED: April 27, 1995

SHAREHOLDERS ARE URGED TO VOTE BY SIGNING, DATING AND RETURNING THE ENCLOSED PROXY IN THE ENCLOSED ENVELOPE TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                                                  April 27, 1995

                                 LNH REIT, INC.
                             300 ONE JACKSON PLACE
                            188 EAST CAPITOL STREET
                           JACKSON, MISSISSIPPI 39201
                            ------------------------

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 31, 1995

     The following information is furnished in connection with the Annual Meeting of Shareholders of LNH REIT, Inc. (the "Company") to be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi, on Wednesday, May 31, 1995, at 9:00 a.m., Jackson time. A copy of the Company's Annual Report to Shareholders for the fiscal year ended December 31, 1994 accompanies this Proxy Statement. Additional copies of the Annual Report, Notice, Proxy Statement and form of proxy may be obtained from the Company's Secretary, P.O. Box 22728, Jackson, Mississippi 39225-2728. This Proxy Statement will first be sent to shareholders on or about April 27, 1995.

                    SOLICITATION AND REVOCABILITY OF PROXIES

     The enclosed proxy for the Annual Meeting of Shareholders is being solicited by the directors of the Company. Any person giving a proxy may revoke it any time prior to the exercise thereof by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy may also be revoked by a shareholder attending the meeting, withdrawing the proxy and voting in person.

     The cost of soliciting the proxies on the enclosed form will be paid by the Company. In addition to the use of the mails, proxies may be solicited by the directors and their agents (who will receive no additional compensation therefor) by means of personal interview, telephone or facsimile, and it is anticipated that banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company may, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their expenses in forwarding proxy material to their principals.

                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

     The record date for determining Shares of Common Stock of the Company ("Shares") entitled to vote at the Annual Meeting has been fixed at the close of business on April 17, 1995. On such date there were 2,200,000 Shares outstanding, entitled to one vote each.

     The presence, in person or by properly executed proxy, of the holders of Shares entitled to cast a majority of the votes entitled to be cast by the holders of all outstanding Shares is necessary to constitute a quorum. Shares represented by a properly signed, dated and returned proxy will be treated as present at the meeting for purposes of determining a quorum. Proxies relating to "street name" Shares that are voted by brokers will be counted as Shares present for purposes of determining the presence of a quorum, but will not be treated as Shares having voted at the Meeting as to any proposal as to which the broker does not vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the best of the Company's knowledge, no person or group (as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934) owned beneficially, as of April 3, 1995, more than 5% of the outstanding Shares except for the persons named in the following table.

                                                                AMOUNT AND NATURE
                                                                  OF BENEFICIAL       PERCENT
                     NAME OF BENEFICIAL OWNER                       OWNERSHIP         OF CLASS
                     ------------------------                   -----------------     --------
    EastGroup Properties......................................       515,200(1)         23.42%
    300 One Jackson Place
    188 East Capitol Street
    Jackson, Mississippi 39201
    Cardinal Portfolios Company and others....................       139,600(2)          6.35%
    500 Crescent Court
    Suite 250
    Dallas, Texas 75201
    Dimensional Fund Advisors Inc. ...........................       139,100(3)          6.32%
    1299 Ocean Avenue, Suite 650
    Santa Monica, California 90401
    Spiritas, Inc.............................................       110,800(1)          5.04%
    5219 Second Avenue
    Dallas, Texas 75210

- ---------------
(1) Based on a Schedule 13D filed with the Securities and Exchange Commission.

(2) Based upon an amended Schedule 13D filed with the Securities and Exchange Commission by Cardinal Portfolios Company ("Cardinal") and certain individuals and entities that have business and personal relationships with the principals of Cardinal.

(3) As disclosed in a filing with the Securities and Exchange Commission on
    Schedule 13G by Dimensional Fund Advisors Inc., as registered investment advisor, dated February 11, 1992, Dimensional Fund Advisors Inc. is deemed to have beneficial ownership of 139,100 Shares, all of which Shares are held in portfolios of DFA Investment Dimensions Group, Inc., a registered open end investment company, or the DFA Group Trust and DFA Participation Group Trust, investment vehicles for qualified employee benefit plans, all of which Dimensional serves as investment manager. Dimensional disclaims beneficial ownership of all such Shares.

SECURITY OWNERSHIP OF MANAGEMENT

     The following table sets forth the Shares beneficially owned to the best of the Company's knowledge, as of January 18, 1995, by each director, nominee for election as a director and by the directors and officers of the Company as a group. Unless otherwise stated, each person has sole voting and investment power with respect to the Shares set forth in the table.

                                                             NUMBER OF SHARES       PERCENTAGE
                                                               BENEFICIALLY          OF SHARES
                             NAME                                 OWNED             OUTSTANDING
                            ------                           ----------------       -----------
    H.C. Bailey, Jr. ......................................          -0-                 --%
    James H. Daughdrill, III...............................          500                .02
    Robert Ted Enloe, III..................................          -0-                 --
    George F. Farish.......................................          -0-                 --
    Leander W. Jennings....................................        1,000                .05
    Goodhue W. Smith, III..................................       13,000(1)             .59
    Leland R. Speed........................................          -0-                 --
    All officers and directors as a group..................       14,500                .66

- ---------------
(1) Includes 11,500 Shares owned by a pension trust of which Mr. Smith is a trustee and beneficiary.

                           1.  ELECTION OF DIRECTORS

NOMINEES

     The four positions on the Board of Directors are to be filled by the vote of the shareholders at the Annual Meeting. Each person so elected shall serve until the Company's next Annual Meeting and until his successor is elected and qualified. Three of the Company's directors -- James H. Daughdrill, III, Leander
W. Jennings and Goodhue W. Smith, III -- have elected not to stand for re-election. As a result, the Board has decided to reduce the number of Board members from seven to four.

     The directors recommend a vote FOR the four nominees listed below. Except where authority to do so has been withheld, it is the intention of the persons named in the accompanying form of proxy to vote at the Annual Meeting FOR these nominees. The affirmative vote of a plurality of the Shares present at the meeting is necessary for the election of a director.

     Although the directors do not contemplate that any of the nominees listed below will be unable to serve, if such a situation arises prior to the meeting, the enclosed proxy will be voted in accordance with the best judgment of the person or persons voting the proxy.

     NAME, POSITION AND                          PRINCIPAL OCCUPATION AND BUSINESS
   TENURE WITH THE COMPANY     AGE               EXPERIENCE FOR PAST FIVE YEARS(1)
   -----------------------     ---               ---------------------------------
H.C. Bailey, Jr. ............  55      President of H.C. Bailey Company (real estate
  Director since 1992                  development and investment); President of Bailey
                                       Mortgage Company (mortgage banking) and Chairman of
                                       the Board and Chief Executive Officer and President of
                                       Security Savings & Loan Association(2) until 1992.

Robert Ted Enloe, III........  56      President of Liberte Investors; President of the
  Director since 1981                  Company until 1992; Director and President of Lomas
                                       Financial Corporation from 1975 to 1992.

George R. Farish.............  42      President of Houston Savings Association since 1985.
  Director since 1992

Leland R. Speed..............  62      Chief Executive Officer of EastGroup Properties, The
  Director since 1991 and              Parkway Company, EB, Inc. and the Company; served as
  President since 1992                 Chief Executive Officer of Eastover Corporation,
                                       Congress Street Properties, Inc., and Rockwood
                                       National Corporation until 1994.

- ---------------
(1) Unless otherwise stated, each nominee has held the positions indicated for at least the past five years.

(2) Security Savings & Loan Association was placed in receivership by the Resolution Trust Corporation in 1992.


OTHER DIRECTORSHIPS AND TRUSTEESHIPS

     Nominees to the Board of Directors serve on the Boards of Directors or the Boards of Trustees of the following publicly-held companies:

                   NOMINEE                                COMPANY
                  ---------                              ---------
H.C. Bailey, Jr..............................  EastGroup Properties
                                               EB, Inc.
                                               The Parkway Company

Robert Ted Enloe, III........................  Compaq Computer Corporation
                                               Leggett & Platt, Inc.
                                               Liberte Investors
                                               Sixx Holdings, Inc.
                                               Epikon Corporation

George R. Farish.............................  The Parkway Company

Leland R. Speed..............................  EastGroup Properties
                                               EB, Inc.
                                               Farm Fish, Inc.
                                               First Mississippi Corporation
                                               The Parkway Company

COMMITTEES AND MEETING DATA

     The Audit Committee of the Board of Directors consists of Messrs. Jennings, Farish and Enloe. The Audit Committee met one time during the Company's 1994 fiscal year. The functions performed by this committee consist principally of conferring with and reviewing the reports of the Company's independent accountants and bringing to the entire Board of Directors for review those items relating to audits or to accounting practices which the Audit Committee believes merit such review.

     The Company does not have a standing nominating committee or any committee performing a similar function.

     The Board of Directors held five meetings during the Company's 1994 fiscal year. Each director attended at least 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings held by all committees of the Board on which he served.

EXECUTIVE OFFICERS

     The following is a list of the Company's executive officers.

            NAME, POSITION AND                          PRINCIPAL OCCUPATION AND BUSINESS
         TENURE WITH THE COMPANY            AGE         EXPERIENCE FOR PAST FIVE YEARS(1)
         -----------------------            ---         ---------------------------------
James H. Daughdrill, III..................  39      Chief operating officer of The Walker
  Chairman of the Board since 1991                  Companies (privately held diversified
                                                    investment company) since 1991; Vice
                                                    President of Goldman, Sachs & Co.
                                                    (investment banking firm) until 1991.

Leland R. Speed...........................  62      See Table under "Nominees."
  Director since 1991 and President since
  1992

David H. Hoster II........................  49      President of EastGroup Properties since
  Executive Vice President since 1992               1993 and Executive Vice President of
                                                    EastGroup Properties until 1993; Executive
                                                    Vice President of the Company since 1992;
                                                    Executive Vice President of Congress
                                                    Street Properties, Inc., Eastover
                                                    Corporation, EB, Inc., The Parkway Company
                                                    and Rockwood National Corporation until
                                                    1994.

Steven G. Rogers..........................  40      President of The Parkway Company since
  Senior Vice President since 1992                  1993 and Senior Vice President of The
                                                    Parkway Company until 1993; Senior Vice
                                                    President of the Company since 1992;
                                                    Senior Vice President of Congress Street
                                                    Properties, Inc., Eastover Corporation,
                                                    EastGroup Properties and Rockwood National
                                                    Corporation until 1994 and EB, Inc. from
                                                    1993 to 1995.

N. Keith McKey............................  44      Executive Vice President of EastGroup
  Senior Vice President and Chief                   Properties since 1993 and Chief Financial
  Financial Officer since 1992                      Officer since 1992; Senior Vice President
                                                    of the Company since 1992; Senior Vice
                                                    President of Congress Street Properties,
                                                    Inc., Eastover Corporation, EB, Inc., The
                                                    Parkway Company and Rockwood National
                                                    Corporation until 1994.

            NAME, POSITION AND                          PRINCIPAL OCCUPATION AND BUSINESS
         TENURE WITH THE COMPANY            AGE         EXPERIENCE FOR PAST FIVE YEARS(1)
         -----------------------            ---         ---------------------------------
O.B. Walton III...........................  41      Vice President and Chief Financial Officer
  Secretary since 1992                              of the Walker Companies (privately held
                                                    diversified investment company) since
                                                    1992; Senior Vice President and Secretary
                                                    of the Expense-Sharing Participants
                                                    (described below) from 1989 to 1992.

- ---------------
     There are no family relationships between any of the directors or executive officers of the Company.

     Incentive Compensation Plan. The officers of the Company receive no salary for the services they render to the Company. See "Management Agreement." The Board of Directors has adopted, however, an Incentive Compensation Plan effective October 1, 1993 (the "Plan") pursuant to which Incentive Compensation Units with respect to 80,000 shares ("ICUs") have been granted to certain executive officers of the Company. An ICU is the right to receive the following payments: (i) per Share regular dividends paid to shareholders of the Company; and (ii) the amount by which cumulative per Share special dividends (a dividend that is not a regular dividend, as determined by the "Committee" described below) exceeds the fair market value of a Share on the date the ICU is granted ($9.00 with respect to all outstanding ICUs).

     The Plan also provides for payments to holders of ICUs in the event of a major corporate transaction. In the event (i) a person makes a tender offer or other offer for all of the Company's outstanding Shares, (ii) the Board of Directors recommends that the Company's shareholders accept such offer, and
(iii) as a result of such offer that person becomes the beneficial owner (as defined under Rule 13d-3 under the Securities Exchange Act of 1934, as amended) of 80% or more of the Company's outstanding Shares, the Company shall pay the grantee of an ICU the amount by which (iv) the per Share amount paid to shareholders pursuant to the offer plus the per Share special dividends paid to the Company's shareholders after the date of grant is greater than (v) the fair market value of a Share on the date of grant of the ICU. If the Company enters into a merger with another person pursuant to which the Company is not the surviving corporation, the Company shall pay the grantee of an ICU the amount by which (i) the fair market value of the per Share consideration paid to shareholders pursuant to the merger plus cumulative per Share special dividends paid to the Company's shareholders after the date of the grant of the ICU exceed
(ii) the fair market value of a Share on the date of grant of the ICU. The fair market value of the consideration paid in the merger, if such consideration is not cash, shall be determined by the Committee.

     The Plan is administered by a committee (the "Committee") of not less than three directors. None of such directors shall be or shall have been for one year eligible for selection as a grantee under the Plan. ICUs will terminate (i) when the grantee ceases to be an officer of the Company or (ii) in the event EastGroup Properties disposes of all of its Shares in a transaction in which the other shareholders of the Company do not have an opportunity to sell their Shares.

     During the year ended December 31, 1994, the Company made payments of $9,660, $8,280, $8,280 and $8,280 to Messrs. Speed, Hoster, McKey and Rogers, respectively, pursuant to ICUs.

DIRECTORS' FEES

     Under the Company's standard compensation arrangements with directors, directors are paid a quarterly stipend of $1,250, plus $500 and reimbursement of actual expenses for attendance at each meeting of the

Board or of a committee established by the Board. Only one fee is paid in the event that more than one meeting is held on a single day.

MANAGEMENT AGREEMENT

     The Company has no salaried employees; its officers are elected by the Board of Directors solely to facilitate the execution of commitments and other obligations on behalf of the Company. Except for payments under the ICUs described above, none of the officers of the Company receives any remuneration from the Company in his capacity as an officer of the Company. The Manager (described below) provides all executive and administrative personnel, office space, and general services required by the Company.

     Management services to the Company are rendered by the Manager under a Management Agreement. Until April 3, 1995, the Manager, pursuant to the Management Agreement, was LNH REIT Managers, a Mississippi general partnership in which Walker Managers, L.P. ("Walker") and EGP Managers, Inc. ("EGP Managers"), a wholly-owned subsidiary of EastGroup, were equal partners. In connection with EastGroup's purchase of Shares from affiliates of Walker, EGP Managers purchased Walker's one-half interest in LNH REIT Managers, and EGP Managers replaced LNH REIT Managers as Manager under the Management Agreement. As compensation for its activities, the Manager is entitled to receive a basic annual fee (the "Basic Fee"), payable in monthly installments, equal to the sum of 1.25% of the first $100,000,000 or portion thereof of the Company's Invested Assets (as defined in the Management Agreement), 1.125% of the second $100,000,000 or portion thereof, 1.00% of the third $100,000,000 or portion thereof, .875% of the fourth $100,000,000 or portion thereof and .75% of the portion (if any) of Invested Assets exceeding $400,000,000.

     The Manager may also receive incentive compensation equal to the excess, if any, of (i) the Average Annual Incentive Fee (as defined below) for the period from May 26, 1981 (the date on which the Company received the net proceeds of the public offering of its Common Stock), to the end of any fiscal year, multiplied by the number of 12-month fiscal years and fractions thereof in such period, over (ii) the aggregate amount of incentive fee, if any, earned by the Manager in prior years. The "Average Annual Incentive Fee" at the end of any fiscal year will be equal to the sum of:

          (i) 10% of the amount by which the Average Annual Net Profit (as defined in the Management Agreement) from May 26, 1981, to such time exceeds 12% of the Average Net Worth (as defined in the Management Agreement) for such period; and

          (ii) 5% of the amount by which the Average Annual Net Profit from May 26, 1981, to such time exceeds 17% of the Average Net Worth for such period; and

          (iii) 5% of the amount by which the Average Annual Net Profit from May 26, 1981, to such time exceeds 22% of the Average Net Worth for such period.

     During the year ended December 31, 1994, the Company paid Management Fees of $338,000. The Manager did not receive incentive compensation in the fiscal year ended December 31, 1994, and is not expected to receive incentive compensation in the current fiscal year. Effective July 1, 1994, the Manager agreed to amend the Management Agreement to provide that the Management Fee paid by the Company will not exceed $29,167 per month.

ADMINISTRATION AGREEMENT

     Description of Agreement. Effective April 22, 1992, LNH REIT Managers entered into an administration agreement (the "Administration Agreement") with Congress Street Properties, Inc. ("Congress

Street"). In connection with the termination of the Expense-Sharing Agreement described below, EastGroup Properties ("EastGroup") assumed Congress Street's duties under the Administration Agreement. The Administration Agreement was terminated effective March 31, 1995, but the Company and EGP Managers have agreed to continue the guidelines set forth below which are intended to prevent conflicts of interest or deal with them on an equitable basis. Under the Administration Agreement, Congress Street (and later EastGroup) administered the day-to-day business of the Company in return for a $125,000 annual fee, payable by the Manager. Congress Street and certain other affiliated companies described below participated in an expense-sharing agreement (the participants in the expense-sharing agreement and certain other affiliated companies are collectively referred to as the "Expense-Sharing Participants") whereby administrative offices for the participating companies were maintained in Congress Street's office in Jackson, Mississippi and officers of Congress Street also served as officers of the other participating companies, subject to the authority of the Board of each participant to elect or appoint and remove its officers in accordance with its certificate of incorporation, declaration of trust or other charter documents and applicable law.

     Because conflicts of interest may arise from the management of the companies' assets by common officers, the EGP Managers and the Company have agreed to the following guidelines to prevent such conflicts of interest or to deal with them on an equitable basis (these guidelines are contained in the Administration Agreement).

     (1) In the event that its officers submit and recommend to the Board of any company the proposed acquisition of any property or security, the officers of that company shall cause the same opportunity to be presented to the Boards of each of the other companies. If two or more of the companies determine to participate in the transaction, the provisions of subparagraph (3) will govern. Notwithstanding the foregoing provisions an investing company need not present an investment opportunity to another company if it proposes to purchase securities issued by it or if, in the good faith judgment of the common officers of the investing company and the other company, the investment opportunity involves the acquisition of (i) an investment which, in the good faith judgment of the common officers, is one in which the company would not invest because it does not come within that company's Investment Strategy (as defined below), (ii) property in which the investing company has an existing ownership or other type of interest and the latter company has none, or (iii) securities of an issuer in which the investing company has an existing investment and the latter Company has none. Whenever any company authorizes the sale, transfer or modification of its interest in a property or of its holdings of securities of an issuer, it shall so inform the Board of each company which also has an interest in that property or which owns securities of that issuer; unless impractical to do so, that information shall be given to the Board of the latter company at the next scheduled meeting of the Board of the latter company. If the Board of the latter company authorizes similar action, the provisions of subparagraph (3) will govern.

     (2) No company will sell any property or security, or purchase any property or security from, any other company unless that sale or purchase is approved and determined to be fair to each company in the transaction by a majority of the trustees or directors of that company who are not affiliated as officers, trustees, directors or controlling persons of any other company in the transaction.

     (3) Whenever two or more of the companies shall concurrently undertake to acquire or dispose of interests in the same property or in the same class of securities under circumstances in which it appears likely that the price or other consideration to be paid or received will not be equal for all property or securities to be acquired or disposed of in a single transaction, the property or securities will be acquired or disposed of in such a manner that, as nearly as feasible, each company will participate in each transaction in proportion to the total amount of such property or securities which its Board has determined to acquire or dispose of until each company has acquired or disposed of the total amount of that property or class of security which its Board had determined to acquire or dispose of. In the event that the Boards have not determined in advance the total amount to be acquired or disposed of or the participating companies desire in the aggregate to acquire more than is available, the participation of each company in each transaction will be proportionate to its total assets as shown on its balance sheet as at the close of its quarterly fiscal period ended on or prior to the date of that transaction, or if that balance sheet is not available, as at the close of the latest quarterly fiscal period for which a balance sheet is available. The provisions of this subparagraph may be modified with respect to a particular transaction by the Board of each company if it appears that such modification is required in the interests of fairness, but any such modification must be approved by majorities of the trustees or directors of each company participating in the transaction, including a majority of the trustees or directors of each participating company who are not officers, trustees, directors or controlling persons of any other company participating in the transaction.

     (4) Each company shall from time to time provide each of the other companies with a statement approved by that company's Board of Directors or Trustees setting forth that company's present strategy with respect to acquisition of additional property or other investments, describing the type of assets which that company desires to purchase, that company's financial and other objectives with respect to investments, the types of assets in which that company does not wish to invest, and any other factors deemed appropriate by the company's Board of Directors or Trustees (the "Investment Strategy"). A company may change its Investment Strategy by giving notice to the other companies, and such change shall take effect 30 days after the date of the notice.

     Background of Participants. The participants other than the Company and the dates they began participating in the expense-sharing arrangement are as follows: EastGroup, since 1983; Congress Street, a former Delaware corporation engaged in the real estate business which merged with a wholly-owned subsidiary of The Parkway Company ("Parkway"), a Texas corporation engaged in the real estate business, on November 29, 1994, since 1984; Parkway, since 1983; Eastover Corporation ("Eastover"), a former Louisiana real estate investment trust which merged with a wholly-owned subsidiary of EastGroup on December 22, 1994, since 1979; EB, a Mississippi corporation, since 1993.

     Termination of Arrangements. In connection with the business combinations involving the Expense-Sharing Participants (i.e., Congress Street merged with a wholly-owned subsidiary of Parkway on November 29, 1994, EB is combining with Parkway and Eastover combined with EastGroup on December 22, 1994), the above described expense-sharing arrangements terminated on December 31, 1994. Since that date, EastGroup and Parkway each have their own respective officers and employees, who do not serve as officers or employees of the other company, except for Leland R. Speed, who continues to serve as the Chief Executive Officer of both companies, and a small number of clerical and support staff employees. The officers of EastGroup continue to serve as officers of the Company; in addition, the President of Parkway -- Steven G. Rogers -- continues to serve as an officer of the Company. David H. Hoster II and N. Keith McKey, who formerly served as officers of all the Expense-Sharing Participants, now serve as officers of EastGroup and the Company and not Parkway.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors has not yet appointed auditors for the fiscal year ending December 31, 1995. Ernst & Young, LLP has been the Company's independent auditors for several years. A representative of Ernst & Young, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions.

                                 OTHER MATTERS

     The directors know of no business to be brought before the Annual Meeting other than as set forth above. If, however, any other business should properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote such proxies in accordance with their best judgment on such matters.

                       SHAREHOLDER PROPOSALS FOR THE 1996
                         ANNUAL MEETING OF SHAREHOLDERS

     Shareholder proposals must be received by the Company at its office at 300 One Jackson Place, 188 East Capitol Street, Jackson, Mississippi 39201 no later than December 27, 1995, in order to be considered for inclusion in the Company's proxy materials for the 1996 Annual Meeting of Shareholders.

                                          By Order of the Board of Directors

                                          N. KEITH MCKEY
                                          Senior Vice-President, Chief Financial
                                          Officer and Assistant Secretary

         LNH REIT, INC.                        THIS PROXY IS SOLICITED ON BEHALF
         300 One Jackson Place                 OF THE BOARD OF DIRECTORS
         188 East Capitol Street
    P    Jackson, Mississippi 39201

         The undersigned hereby appoints LELAND R. SPEED and H. C. BAILEY,
    R JR., and each or either of them, Proxies for the undersigned, with full power of substitution, to vote all shares of Common Stock, of LNH REIT, Inc. (the "Company") which the undersigned would be entitled
    O to vote at the Annual Meeting of Shareholders to be held at the Company's offices, 300 One Jackson Place, 188 East Capitol Street,
         Jackson, Mississippi, on Wednesday, May 31, 1995, at 9:00 a.m.,
    X Jackson time, and directs that the Shares represented by this Proxy shall be voted as indicated below:

    Y

         Election of Directors:                                                            (change of address)
         H. C. Bailey; Ted Enloe; George R. Farish; and Leland R. Speed.       ______________________________________________
                                                                               ______________________________________________
                                                                               ______________________________________________
                                                                               ______________________________________________
                                                                               (If you have written in the above space, please
                                                                               mark the corresponding box on the reverse side
                                                                               of this card.)

NOTE: YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE, BUT YOU
NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE
PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.
                                                                                                               ---------------
                                                                                                               | SEE REVERSE |
                                                                                                               |    SIDE     |
                                                                                                               ---------------

X   PLEASE MARK YOUR                                SHARES IN YOUR NAME      REINVESTMENT SHARES
    VOTES AS IN THIS
    EXAMPLE.

1. Election of        FOR               WITHHELD               2. In their discretion, the Proxies are authorized to
   Trustees           / /                 / /                     vote upon such other business as may properly
   (see reverse)                                                  come before the meeting or any adjournments
                                                                  thereof.
For, except vote withheld from the following nominee(s):
                                                                  THE SHARES REPRESENTED BY THIS PROXY
- --------------------------------------------------------          WILL BE VOTED AS DIRECTED BY THE
                                                                  SHAREHOLDER. THE BOARD OF TRUSTEES
                                                                  FAVORS A VOTE FOR THE PROPOSALS ABOVE.
                                                                  IF NO DIRECTION IS MADE, THE PROXY WILL BE
                                                                  VOTED FOR PROPOSAL 1.

                                       Change      /  /           Please date and sign name exactly as it
                                         of       /  /            appears hereon and return this Proxy promptly
                                       Address   /  /             in the enclosed envelope, which requires no
                                                                  postage if mailed in the United States.

                                                   /  /
                                       Attend     /  /
                                       Meeting   /  /

SIGNATURE(S) _________________________________________________________ DATE __________________

SIGNATURE(S) _________________________________________________________ DATE __________________
NOTE: Joint owners should each sign. Executors, administrators, trustees, guardians and corporate officers should give title.